Exhibit 99.2

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 26, 2008

(UNAUDITED)

		Adjustments
	US GAAP	Restructuring and Other Charges, Net (1)	State of New York Contract (2)	Other Items, Net (3)	Adjusted (Non-GAAP) (4)
	(in millions)
(Loss) Income from Operations:
Electronic Components	$(16)	$42	$—	$—	$26
Network Solutions	45	19	—	—	64
Specialty Products	28	14	—	8	50
Undersea Telecommunications	38	3	—	—	41
Wireless Systems	(107)	—	111	—	4
Pre-Separation litigation charges, net	(9)	—	—	9	—
Total	$(21)	$78	$111	$17	$185

(1) Includes $77 million recorded in restructuring and other charges, net and $1 million recorded in cost of sales.

(2) Includes $61 million recorded in cost of sales and $50 million recorded in selling, general, and administrative expenses.

(3) Consists of $9 million of costs related to the settlement of pre-Separation securities litigation recorded in pre-Separation litigation charges, net and $8 million of costs related to a product liability matter from several years ago recorded in selling, general, and administrative expenses.

(4) Adjusted income from operations is a non-GAAP measure.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 26, 2008

(UNAUDITED)

		Adjustments
	US GAAP	Restructuring and Other Charges, Net (1)	Impairment of Goodwill and Long-lived Assets (2)	Other Items, Net (3)	Adjusted (Non-GAAP) (4)
	(in millions)
Income from Operations:
Electronic Components	$33	$122	$137	$—	$292
Network Solutions	66	5	—	—	71
Specialty Products	66	3	—	8	77
Undersea Telecommunications	39	2	—	—	41
Wireless Systems	24	(1)	—	—	23
Pre-Separation litigation charges, net	8	—	—	(8)	—
Total	$236	$131	$137	$—	$504

(1) Includes $123 million recorded in restructuring and other charges, net and $8 million recorded in cost of sales.

(2) Consists of goodwill impairment of $103 million and long-lived asset impairment of $34 million recorded in impairment of goodwill and long-lived assets.

(3) Consists of $8 million of income related to insurance recoveries on pre-Separation securities litigation recorded in pre-Separation litigation charges, net and $8 million of costs related to a customs settlement recorded in selling, general and administrative expenses.

(4) Adjusted income from operations is a non-GAAP measure.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 27, 2008

(UNAUDITED)

		Adjustments
	US GAAP	Restructuring and Other Charges, Net (1)	Other Items, Net (2)	Adjusted (Non-GAAP) (3)
	(in millions)
Income from Operations:
Electronic Components	$334	$11	$—	$345
Network Solutions	66	4	—	70
Specialty Products	83	—	—	83
Undersea Telecommunications	39	1	—	40
Wireless Systems	22	—	—	22
Pre-Separation litigation charges, net	(7)	—	7	—
Total	$537	$16	$7	$560

(1) Includes $16 million recorded in restructuring and other charges, net.

(2) Consists of $7 million of net costs related to the settlement of pre-Separation securities litigation recorded in pre-Separation litigation charges, net.

(3) Adjusted income from operations is a non-GAAP measure.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 28, 2008

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Other Items,	Adjusted
	US GAAP	Charges, Net (1)	Net (2)	(Non-GAAP) (3)
	(in millions)

Income from Operations:
Electronic Components	$342	$15	$(36)	$321
Network Solutions	53	9	—	62
Specialty Products	77	—	—	77
Undersea Telecommunications	39	2	—	41
Wireless Systems	13	—	—	13
Pre-Separation litigation charges, net	(23)	—	23	—
Total	$501	$26	$(13)	$514

(1) Includes $25 million recorded in restructuring and other charges, net and $1 million recorded in cost of sales.

(2) Consists of a $36 million gain on the sale of real estate recorded in selling, general and administrative expenses and $23 million of costs related to the settlement of pre-Separation securities litigation recorded in pre-Separation litigation charges, net.

(3) Adjusted income from operations is a non-GAAP measure.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended December 28, 2007

(UNAUDITED)

		Adjustments
		Restructuring
		and Other	Adjusted
	US GAAP	Charges, Net (1)	(Non-GAAP) (2)
	(in millions)
Income from Operations:
Electronic Components	$279	$15	$294
Network Solutions	69	5	74
Specialty Products	73	—	73
Undersea Telecommunications	43	1	44
Wireless Systems	8	—	8
Total	$472	$21	$493

(1) Includes $21 million recorded in restructuring and other charges, net.

(2) Adjusted income from operations is a non-GAAP measure.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 26, 2008

(UNAUDITED)

		Adjustments
			Impairment of
		Restructuring	Goodwill
		and Other	and Long-lived	Other Items,	Adjusted
	US GAAP	Charges, Net (1)	Assets (2)	Net (3)	(Non-GAAP) (4)
	(in millions)
Income from Operations:
Electronic Components	$988	$163	$137	$(36)	$1,252
Network Solutions	254	23	—	—	277
Specialty Products	299	3	—	8	310
Undersea Telecommunications	160	5	—	—	165
Wireless Systems	67	—	—	—	67
Pre-Separation litigation charges, net	(22)	—	—	22	—
Total	$1,746	$194	$137	$(6)	$2,071

(1) Includes $185 million recorded in restructuring and other charges, net and $9 million recorded in cost of sales.

(2) Consists of goodwill impairment of $103 million and long-lived asset impairment of $34 million recorded in impairment of goodwill and long-lived assets.

(3) Consists of a $36 million gain on the sale of real estate recorded in selling, general and administrative expenses, $8 million of costs related to a customs settlement, also recorded in selling, general and administrative expenses, and $22 million of net costs related to the settlement of pre-Separation securities litigation recorded in pre-Separation litigation charges, net.

(4) Adjusted income from operations is a non-GAAP measure.

TYCO ELECTRONICS LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 28, 2007

(UNAUDITED)

		Adjustments
			Restructuring
			and Other
		Separation	Charges, Net
		Related	and Related	Other Items,	Adjusted
	US GAAP	Costs (1)	Costs (2)	Net (3)	(Non-GAAP) (4)
	(in millions)
Income from Operations:
Electronic Components	$1,078	$27	$53	$—	$1,158
Network Solutions	231	5	35	—	271
Specialty Products	261	6	4	—	271
Undersea Telecommunications	38	1	5	—	44
Wireless Systems	39	2	3	—	44
Pre-Separation litigation charges, net and Separation costs	(931)	44	—	887	—
Total	$716	$85	$100	$887	$1,788

(1) Includes $44 million of separation costs, primarily related to employee costs, recorded in separation costs and $41 million of costs, related to building separate company functions that did not exist in the prior year, recorded in selling, general, and administrative expenses.

(2) Includes $97 million of net restructuring and other charges of which $92 million is recorded in restructuring and other charges, net and $5 million is recorded in cost of sales. Also includes $3 million of restructuring related moving costs recorded in cost of goods sold.

(3) Consists of $887 million of net costs related to pre-Separation securities litigation recorded in pre-Separation litigation charges, net.

(4) Adjusted income from operations is a non-GAAP measure.